UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 21, 2008

HOMELAND SECURITY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7920 Beltline Road, Suite 770, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 386-6667

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 4.01 Changes in Registrant's Certifying Accountant

On October 26, 2009, our board of directors dismissed our independent auditing firm, BKR Cornwell Jackson.  There were no disagreements with BKR Cornwell Jackson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended 2006, 2007 and 2008 and the subsequent interim periods through October 23, 2009.  For the annual reports on Form 10-K fiscal years ended 2006, 2007 and 2008 and quarterly reports on Form 10-Q from 2006 up through October 23, 2009 our auditor’s had issued opinions in each of the reports covered during the periods described above regarding our ability to continue as a going concern.

On October 26, 2009, our board of directors voted to engage W. T. Uniack & Co. CPA’s P.C. as our new independent auditors for the year ended December 31, 2009 and quarterly reviews thereon and for the quarterly review of the quarter ended September 30, 2009.  We did not consult with the new auditor W. T. Uniack & Co. CPA’s P.C concerning our two most recent fiscal years ended 2008 and 2007, and the subsequent interim periods prior to engaging that accountant regarding whether the application of accounting principles to a specified transaction, either completed or proposed; nor the type of audit opinion that might be rendered on our financial statements, and no written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by us  in reaching a decision as to any accounting, auditing or financial reporting issue.

5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 10, 2008, a majority of our board of directs approved and recommended to our stockholders an amendment to our articles of incorporation to change the name of the corporation to “Global Ecology Corporation” On August 20, 2008, a majority of our stock holders voted by written consent to amend our articles of incorporation to change the name of the corporation “Global Ecology Corporation.”   The purpose the amendment was to have our name reflect our current business strategy of deploying technologies in the development of water and soil remediation and also potable water.  We will file with FINRA effectuate the change and  our trading symbol changed , which we estimated to occur with 15 days of the filing, however, there is no assurance that we will be able to complete the filing with the estimated timeframe.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number		Description
3.1 10.1 16.1	A	Amended Articles of Incorporation. Engagement Letter with W. T. Uniack & Co. CPA’s P.C. Letter from BKR Cornwell Jackson regarding Form 8-K disclosure pursuant to dismissal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Security Network, Inc.
(Registrant)

Date	December 8, 2009

/s/ Peter Ubaldi
(Signature)
Peter Ubaldi,. Chief Executive Officer